John Hancock Funds II
Absolute Return Portfolio
Supplement dated April 4, 2008
to the Class A, B, C, 1, R3, R4 and R5 shares Prospectuses
dated December 31, 2007
In the “Management fee schedule” section, the management fee has been decreased to the following rates:
Advisory Fee on Affiliated Fund Assets

First	Excess over
$500 million	$500 million

0.060%	0.050%
Advisory Fee on Other Assets

First	Excess over
$500 million	$500 million

0.510%	0.500%